EXHIBIT 99.1
W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
For the Year Ended
December 31, 2007

Important Disclosures About this Report
Important Note Regarding Non-GAAP Financial Measures
This supplemental operating and financial data includes non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operations. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures are provided in this supplemental disclosure report.
Forward-Looking Statements
This supplemental operating and financial data contains certain forward-looking statements relating to W. P. Carey & Co. LLC. As used in this supplemental disclosure report, the terms “the Company,” “we,” “us” and “our” include W. P. Carey & Co. LLC, its consolidated subsidiaries and predecessors, unless otherwise indicated. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan” or similar expressions. Do not unduly rely on forward-looking statements. They give our expectations about the future and are not guarantees, and speak only as of the date they are made. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievement to be materially different from the results of operations or plan expressed or implied by such forward-looking statements. Accordingly, such information should not be regarded as representations that the results or conditions described in such statements or that our objectives and plans will be achieved.

W. P. CAREY & CO. LLC
Supplemental Operating and Financial Data
For the Year Ended December 31, 2007

W. P. CAREY & CO. LLC
Company Overview
December 31, 2007

Key Company Contacts		Executive Offices
Wm. Polk Carey	Chairman of the Board and Director	50 Rockefeller Plaza
Gordon F. Dugan	President, Chief Executive Officer and Director	New York, NY 10020
Thomas E. Zacharias	Managing Director, Chief Operating Officer	Tel: 1-800-WPCAREY or (212) 492-1100
Mark J. DeCesaris	Managing Director, Acting Chief Financial Officer	Fax: (212) 492-8922
Susan C. Hyde	Managing Director, Director of Investor Relations	Web Site Address: www.wpcarey.com

Banks
Bank of America, N.A.	Administrative and Documentation Agent
The Bank of New York	Syndication Agent
JPMorgan Chase Bank, N.A.	Syndication Agent
PNC Bank, N.A.	Syndication Agent

	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter
	2007	2007	2007	2007
Stock Data
High Price	$36.86	$33.14	$35.50	$34.75
Low Price	$31.02	$27.67	$29.71	$29.84
Closing Price	$33.20	$31.50	$31.45	$33.37

Distributions declared per share — annualized (1)	$1.91	$1.89	$1.87	$1.85

Shares outstanding at quarter end	39,216,493	38,583,229	39,129,982	38,442,298

Market value of outstanding shares at quarter end (in thousands)	$1,301,988	$1,215,372	$1,230,638	$1,282,819

(1)	Fourth quarter 2007 excludes a special distribution of $0.27 per share that was paid in January 2008 to shareholders of record as of December 31, 2007. The special distribution was approved by our Board of Directors in connection with our corporate restructuring.

W. P. CAREY & CO. LLC
Financial Highlights (Unaudited)
(in thousands, except share and per share data)

These financial highlights include non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), funds from operations (“FFO”) and adjusted cash flow from operating activities. A description of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP measures is provided on the following pages.

	Three months ended December 31,			Years ended December 31,
	2007	2006	2005	2007	2006	2005
EBITDA
Investment management (1)	$(3,906)	$64,954	$10,583	$91,145	$105,683	$48,946
Real estate ownership	31,123	20,784	14,798	88,228	70,619	57,568

Total	$27,217	$85,738	$25,381	$179,373	$176,302	$106,514

FFO
Investment management (1)	$(14,281)	$40,236	$6,620	$69,169	$70,008	$37,603
Real estate ownership	17,192	14,647	17,627	64,097	58,529	60,968

Total	$2,911	$54,883	$24,247	$133,266	$128,537	$98,571

EBITDA Per Share (Diluted)
Investment management (1)	$(0.10)	$1.65	$0.28	$2.29	$2.70	$1.25
Real estate ownership	0.78	0.53	0.38	2.21	1.81	1.48

Total	$0.68	$2.18	$0.66	$4.50	$4.51	$2.73

FFO Per Share (Diluted)
Investment management (1)	$(0.36)	$1.02	$0.17	$1.73	$1.79	$0.97
Real estate ownership	0.43	0.37	0.46	1.61	1.50	1.56

Total	$0.07	$1.39	$0.63	$3.34	$3.29	$2.53

Adjusted Cash Flow From Operating Activities
Adjusted cash flow				$84,241	$70,159	$63,031

Adjusted cash flow per share (diluted)				$2.11	$1.79	$1.62

Distributions paid				$71,608	$68,615	$67,004

Payout ratio (distributions paid/adjusted cash flow)				85%	98%	106%

(1)	Includes reserve taken in the fourth quarter of 2007 in connection with the SEC matter as described in our 2007 annual report on Form 10-K.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to EBITDA (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended December 31,			Years ended December 31,
	2007	2006	2005	2007	2006	2005
Investment Management
Net (loss) income (1)	$(12,366)	$32,936	$5,555	$36,808	$53,330	$24,682
Adjustments:
Provision for income taxes	2,473	28,773	3,415	50,158	44,710	18,662
Depreciation and amortization	5,987	3,245	1,613	4,179	7,643	5,602

EBITDA — investment management	$(3,906)	$64,954	$10,583	$91,145	$105,683	$48,946

EBITDA per share (diluted)	$(0.10)	$1.65	$0.28	$2.29	$2.70	$1.25

Real Estate Ownership
Net income	$18,379	$10,693	$5,933	$42,444	$32,973	$23,922
Adjustments:
Interest expense	4,730	3,692	2,930	20,880	17,016	15,768
Provision for income taxes	225	283	258	1,581	646	546
Depreciation and amortization	6,056	4,108	3,067	21,364	17,494	14,449
Reconciling items attributable to discontinued operations	1,733	2,008	2,610	1,959	2,490	2,883

EBITDA — real estate ownership	$31,123	$20,784	$14,798	$88,228	$70,619	$57,568

EBITDA per share (diluted)	$0.78	$0.53	$0.38	$2.21	$1.81	$1.48

Total Company
EBITDA (1)	$27,217	$85,738	$25,381	$179,373	$176,302	$106,514

EBITDA per share (diluted) (1)	$0.68	$2.18	$0.66	$4.50	$4.51	$2.73

Diluted weighted average shares outstanding	39,815,933	39,414,532	38,674,396	39,868,208	39,093,897	39,020,801

(1)	Includes reserve taken in the fourth quarter of 2007 in connection with the SEC matter as described in our 2007 annual report on Form 10-K.
Non-GAAP Financial Disclosure
EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization. We believe that EBITDA is a useful supplemental measure for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA should not be considered an alternative for net income as an indicator of our financial performance. EBITDA may not be comparable to similarly titled measures of other companies.

W. P. CAREY & CO. LLC
Reconciliation of Net Income to Funds From Operations (FFO) (Unaudited)
(in thousands, except share and per share amounts)

	Three months ended December 31,			Years ended December 31,
	2007	2006	2005	2007	2006	2005
Investment Management
Net (loss) income (1)	$(12,366)	$32,936	$5,555	$36,808	$53,330	$24,682
Gain on sale of land	—	—	(2,000)	—	—	(2,000)
Amortization, deferred taxes and other non-cash charges	(2,466)	6,285	1,600	30,194	11,728	9,923
FFO from equity investments	551	1,015	1,465	2,167	4,950	4,998

FFO — investment management	$(14,281)	$40,236	$6,620	$69,169	$70,008	$37,603

FFO per share (diluted)	$(0.36)	$1.02	$0.17	$1.73	$1.79	$0.97

Real Estate Ownership
Net income	$18,379	$10,693	$5,933	$42,444	$32,973	$23,922
Gain on sale of real estate, net	(14,865)	(3,637)	(1,355)	(15,827)	(3,452)	(10,474)
Depreciation, amortization and other non-cash charges	4,929	4,692	5,215	20,272	17,294	17,171
Straight-line and other rent adjustments	964	809	1,119	3,080	3,152	3,821
Impairment charges	1,017	1,147	5,949	3,334	4,504	21,770
FFO from equity investments	1,662	1,141	1,368	6,312	4,852	5,360
Minority investees’ share of FFO	5,106	(198)	(602)	4,482	(794)	(602)

FFO — real estate ownership	$17,192	$14,647	$17,627	$64,097	$58,529	$60,968

FFO per share (diluted)	$0.43	$0.37	$0.46	$1.61	$1.50	$1.56

Total Company
FFO (1)	$2,911	$54,883	$24,247	$133,266	$128,537	$98,571

FFO per share (diluted) (1)	$0.07	$1.39	$0.63	$3.34	$3.29	$2.53

Diluted weighted average shares outstanding	39,815,933	39,414,532	38,674,396	39,868,208	39,093,897	39,020,801

(1)	Includes reserve taken in the fourth quarter of 2007 in connection with the SEC matter as described in our 2007 annual report on Form 10-K.
Non-GAAP Financial Disclosure
Funds from operations (FFO) is a non-GAAP financial measure that is commonly used in evaluating real estate companies. Although the National Association of Real Estate Investment Trusts (NAREIT) has published a definition of FFO, real estate companies often modify this definition as they seek to provide financial measures that meaningfully reflect their operations. FFO should not be considered as an alternative to net income as an indication of a company’s operating performance or to cash flow from operating activities as a measure of its liquidity. It should be used in conjunction with GAAP net income. FFO disclosed by other REITs may not be comparable to our FFO calculation.
NAREIT’s definition of FFO adjusts GAAP net income to exclude depreciation and gains/losses from the sales of properties and adjusts for FFO applicable to unconsolidated partnerships and joint ventures. We calculate FFO in accordance with this definition and then include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, impairment charges on real estate and unrealized foreign currency exchange gains and losses. We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long term sustainability and not on such non-cash items which may cause short-term fluctuations in net income but that have no impact on cash flows.

W. P. CAREY & CO. LLC
Adjusted Cash Flow from Operating Activities (Unaudited)
(in thousands)

	Years ended December 31,
	2007	2006	2005
Cash flow from operating activities — as reported
Adjustments:	$47,471	$119,940	$52,707
CPA®:16 – Global performance adjustment, net (1)	9,425	2,091	313
CPA®:12/14 Merger — revenue net of costs/taxes (2)	—	(23,310)	—
CPA®:12/14 Merger — payment of taxes (3)	20,708	(20,708)	—
Distributions received from equity investments in real estate in excess of equity income (4)	6,769	4,809	2,840
Changes in working capital (3)	(132)	(12,663)	7,171

Adjusted cash flow from operating activities	$84,241	$70,159	$63,031

Distributions paid	$71,608	$68,615	$67,004

Payout ratio (distributions paid/adjusted cash flow)	85%	98%	106%

Non-GAAP Financial Disclosure
Adjusted cash flow from operating activities is a non-GAAP financial measure that represents cash flow from operating activities on a GAAP basis adjusted for certain timing differences and deferrals as described below. We believe that adjusted cash flow from operating activities is a useful supplemental measure for assessing the cash flow generated from our core operations and is used in evaluating distributions to shareholders. Adjusted cash flow from operating activities should not be considered as an alternative for cash flow from operating activities computed on a GAAP basis as a measure of our liquidity. Adjusted cash flow from operating activities may not be comparable to similarly titled measures of other companies.

(1) Amounts deferred in lieu of CPA®:16 – Global achieving its performance criterion, net of a 45% tax provision. In determining cash flow genperated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of CPA®:16 – Global achieving its performance criterion, rather than recognizing the entire deferred amount in the year in which the performance criterion was met as this revenue was actually earned over a three year period.

(2) Amounts represent termination and disposition revenue, net of costs and a 45% tax provision, earned in connection with the CPA®:12/14 merger. This revenue is generally earned in connection with events which provide liquidity or alternatives to the CPA® REIT shareholders. In determining cash flow generated from our core operations, we believe it is more appropriate to normalize cash flow for the impact of the net revenue earned in connection with the CPA®:12/14 merger.

(3) Timing differences arising from the payment of certain liabilities in a period other than that in which the expense is recognized in determining net income may distort the actual cash flow that our core operations generate. We adjust our GAAP cash flow from operations to record such amounts in the period in which the liability was actually incurred. We believe this is a fairer measure of determining our cash flow from core operations.

(4) We take a substantial portion of our asset management revenue in shares of the CPA® REIT funds. To the extent we receive distributions in excess of the equity income that we recognize, we include such amounts in our evaluation of cash flow from core operations.

W. P. CAREY & CO. LLC
Revenue Diversification Analysis (GAAP Modified) (Unaudited)
(in thousands)

	Years ended December 31,
	2007	2006	2005
Revenue from Investment Management
Asset management revenue	$83,051	$57,633	$52,332
Structuring revenue	78,175	22,506	28,197
Incentive, termination and subordinated disposition revenue from merger	—	46,018	—
Other interest income	6,031	2,853	3,176
Revenue of other business operations	—	—	372

Total investment management revenue	$167,257	$129,010	$84,077

Percentage of total adjusted revenue	64%	60%	49%

Revenue from Real Estate Ownership
Lease revenue — continuing operations	$75,403	$69,197	$62,476
Revenue from discontinued operations	6,701	6,962	14,470
Other real estate income	12,718	8,503	9,901
Other interest income	811	452	331

Total real estate revenue	$95,633	$85,114	$87,178

Percentage of total adjusted revenue	36%	40%	51%

Reconciliation of Total Revenue
Total revenue — as reported	$263,129	$267,487	$163,240
Less: Reimbursed costs from affiliates (1)	(13,782)	(63,630)	(9,962)
Add: Other interest income	6,842	3,305	3,507
Add: Revenue from discontinued operations	6,701	6,962	14,470

Total Adjusted Revenue	$262,890	$214,124	$171,255

(1)	Total adjusted revenue excludes reimbursements of costs received from affiliated CPA® REITs as they have no impact on net income.

W. P. CAREY & CO. LLC
Revenue Stability Analysis (GAAP Modified) (Unaudited)
(in thousands except per share data)

	Years ended December 31,
	2007		2006		2005
	Revenue	%	Revenue	%	Revenue	%
Revenue Type
Rents (1)	$82,915		$76,611		$77,277
Management revenue (2) (5)	89,082		60,486		55,508

Rents and Management Revenue	171,997	65%	137,097	64%	132,785	78%

Structuring revenue (3) (5)	78,175		22,506		28,197
Disposition / termination revenue (4)	—		46,018		—
Other real estate income	12,718		8,503		10,273

Structuring Revenue & Other Income	90,893	35%	77,027	36%	38,470	22%

Total	$262,890	100%	$214,124	100%	$171,255	100%

(1)	Rents = lease revenue (continuing operations) + revenue from discontinued operations + other interest income from real estate ownership.

(2)	Management revenue includes asset management revenue and interest income earned from CPA® REITs under management.

(3)	Structuring revenue includes structuring fees and deferred structuring fees.

(4)	Disposition and termination revenues related to CPA®:12/14 merger.

(5)	Management revenue for 2007 includes $19,302 in performance revenue recognized in 2007 as a result of CPA®:16 – Global meeting its performance criterion. Structuring revenue for 2007 includes $42,435 in deferred structuring revenue also recognized as a result of CPA®:16 – Global meeting its performance criterion.

W. P. CAREY & CO. LLC
Portfolio Debt Summary (Pro rata basis) (Unaudited)
December 31, 2007

				Outstanding
Tenant/Lease Guarantor / Percent Ownership	Rate Type	Interest Rate	Maturity Date	Balance

Self-Storage Credit Facility	Variable	7.28%	Dec-2008	$35,581,000
Billipp Portfolio	Variable	6.17%	Dec-2008	5,000,005
Orbital Sciences Corporation	Fixed	7.38%	Jun-2009	12,535,790
US Airways Group, Inc. (75%)	Fixed	7.23%	Aug-2009	15,613,055
The Retail Distribution Group, Inc. (40%)	Fixed	8.51%	Sep-2009	2,222,363
Bell South Corporation	Fixed	8.11%	Jan-2010	3,401,439
Hibbett Sports	Fixed	7.50%	Apr-2010	4,642,907
Detroit Diesel Corporation	Fixed	7.96%	Jun-2010	6,406,463
Federal Express Corporation (40%)	Fixed	7.50%	Jan-2011	16,552,532
AutoZone, Inc. — Series A	Fixed	6.85%	Jan-2011	1,437,699
Childtime Childcare, Inc. (34%)	Fixed	7.50%	Jan-2011	2,272,308
Information Resources, Inc. (33%)	Fixed	7.60%	Jan-2011	7,629,412
Pioneer Credit Recovery, Inc.	Fixed	7.34%	Jan-2011	5,558,196
AutoZone, Inc. — Series B	Fixed	6.85%	Feb-2011	2,248,405
Career Education Corporation	Fixed	7.58%	Jun-2011	6,918,911
24 Hour Fitness USA, Inc.	Fixed	7.50%	Aug-2011	2,960,172
Sprint Spectrum, LP	Fixed	7.64%	Aug-2011	8,214,685
Qwest Communications, Inc.	Fixed	7.50%	Jun-2012	1,477,195
AutoZone, Inc. — Series C	Fixed	6.85%	Aug-2012	942,987
BE Aerospace, Inc.	Fixed	6.11%	Nov-2012	8,606,389
Faurecia Exhaust Systems, Inc.	Fixed	5.16%	Nov-2012	2,563,446
Anthony’s Manufacturing Company	Fixed	5.11%	Nov-2012	8,894,841
Alstom Power, Inc. and Werner Co.	Fixed	5.18%	Dec-2012	10,322,576
AutoZone, Inc. — Series D	Fixed	6.85%	Aug-2013	2,438,436
Carrefour France, SAS (46%) (1)	Variable	5.55%	Dec-2014	59,616,771
Lowe’s Home Improvement Warehouse	Fixed	4.87%	Sep-2015	9,468,030
Bouygues Telecom, S.A. (Tours) (95%) (1)	Variable	3.86%	Oct-2015	8,600,863
Dr. Pepper Bottling Co. of Texas	Fixed	5.13%	Nov-2015	32,527,735
CheckFree Holdings, Inc. (50%)	Fixed	6.18%	Jun-2016	15,000,000
Bouygues Telecom, S.A. (Illkirch-Graffenstaden) (75%) (1) (2)	Variable	5.01%	Oct-2016	15,927,898
Consolidated Systems, Inc. (60%)	Fixed	5.87%	Nov-2016	7,107,599
Western Union Financial Services, Inc.	Fixed	5.50%	Jan-2017	6,000,000
Hellweg Die Profi-Baumärkte GmbH & Co KG (5%) (1)	Fixed	5.49%	Jan-2017	15,720,555
SICOR, Inc. (50%)	Fixed	6.20%	Jul-2017	17,675,000
Medica France, SA (46%) (1)	Fixed	5.63%	Oct-2017	20,640,517
Hologic, Inc. (36%)	Fixed	6.40%	May-2023	5,816,980

Total Non-Recourse Debt		6.18%(2)		$388,543,160

Unsecured Credit Facility	Variable	5.38%	Jun-2011	$62,700,000

Total Debt		6.07% (2)		$451,243,160

Fixed rate debt				$263,816,623

Variable rate debt				$187,426,537

(1)	Debt balance calculated using an exchange rate of 1.4729 USD/EUR at December 31, 2007.

(2)	Reflects weighted average interest rate for the applicable debt.

W. P. CAREY & CO. LLC
2007 Investments Update (Unaudited)
December 31, 2007

			Purchase			Gross
			Price	Closing		Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	(000s)	Date	Property Type	Footage

Investment Management Activity
CPA®:16 – Global	Nordic Cold Storage, LLC	Atlanta, GA	$87,478	Feb-07	Warehouse/Distribution	1,306,533
CPA®:16 – Global	Holopack International Corp. (1)	Columbia, SC	39,791	Mar-07	Industrial	78,200
CPA®:16 – Global	Fraikin SAS	10 locations throughout France	8,995	Mar-07	Industrial	127,419
CPA®:15, 16 – Global	OBI Group	Rybnik, Poland	10,955	Mar-07	Retail	22,873
CPA®:16 – Global	PaloDEx Group Oy	Tuulsula, Finland	19,714	Mar-07	Industrial	159,802
CPA®:14, 15, 16 – Global	Hellweg Die Profi-Baumarkte GmbH & Co. KG	37 properties in Germany	429,588	Apr-07	Retail	3,207,462
CPA®:16 – Global	International Aluminum Corporation	Arizona, California, Illinois, South Carolina, Texas	54,555	Jun-07	Warehouse/Distribution	757,266
CPA®:16 – Global	Mountain City Meat Company	Denver, CO	8,613	Jun-07	Industrial	63,773
CPA®:16 – Global	SoHo House (1)	Miami, FL	75,952	Jun-07	Hospitality	BTS
CPA®:16 – Global	Mountain City Meat Company	Nashville, TN	9,424	Jul-07	Industrial	184,727
CPA®:16 – Global	UTI	Sacramento, CA	42,674	Jul-07	Industrial	245,382
CPA®:16 – Global	International Aluminum Corporation	Guelph, ON and Langley, BC (Canada)	8,272	Jul-07	Warehouse/Distribution	132,486
CPA®:16 – Global	Sheplers, Inc.	Wichita, KS	11,621	Jul-07	Retail	257,038
CPA®:16 – Global	Voit Holding GmbH	St. Ingbert, Germany	31,076	Aug-07	Industrial	312,218
CPA®:15, 16 – Global	Schuler A.G.	Goppingen, Germany	47,846	Sep-07	Industrial	165,755
CPA®:16 – Global	Doubletree Hotel	Memphis, TN	37,578	Sep-07	Hospitality	42,500
CPA®:16 – Global	Valley Diagnostic	Harlingen, TX	5,922	Oct-07	Office	41,576
CPA®:15, 16 – Global	Lindenmaier	Laupheim, Germany	30,778	Oct-07	Various	282,994
CPA®:16 – Global	Pacific Press Technologies et al.	Beaverton, MI and Mount Carmel, IL	7,792	Oct-07	Industrial	271,406
CPA®:16 – Global, 17 – Global	Berry Plastics	Evansville, IN, Lawrence, KS, and Baltimore, MD	86,911	Dec-07	Industrial	1,513,818
CPA®:14	PerkinElmer (Wallac Oy)	Turku, Finland	14,497	Dec-07	Office	42,356
CPA®:16 – Global	Schwan Food Company	Suwanee, GA	24,764	Dec-07	Warehouse/Distribution	133,000

Total Investment Management Acquisitions			1,094,796			9,348,584

Principal Activity
Self-Storage Investments	Multiple	Multiple (domestic)	34,979	Various	Other Properties	552,594 (2)
Note Receivable	Hellweg Die Profi-Baumarkte GmbH & Co. KG	N/A	16,799	Apr-07	N/A	N/A
Carey REIT II	OBI A.G.	Wroclaw, Poland	13,905	Dec-07	Retail	113,570
Carey REIT II	Schuler A.G.	Goppingen, Germany	25,971	Dec-07	Industrial	82,865

Total Principal Acquisitions			91,654			749,029

Total Acquisitions			$1,186,450			10,097,613

2007 Dispositions Update (Unaudited)
			Gross			Gross
			Sale Price	Disposition		Square
Portfolio(s)	Tenant/Lease Guarantor	Property Location(s)	(000s)	Date	Property Type	Footage

Investment Management Activity
CPA®:14	PW Eagle, Inc. (excess land)	West Jordan, UT	$1,850	Jan-07	Land	N/A
CPA®:15	Courtyard by Marriott (3)	Las Vegas, NV	20,598	Aug-07	Hospitality	37,739
CPA®:14, 15	Starmark Camhood LLC	Tampa, FL and Albuquerque, NM	42,135	Oct-07	Other Properties	168,100
CPA®:15	Starmark Camhood II LLC	Atlanta, GA and Bel Air, MD	34,615	Nov-07	Other Properties	186,000
CPA®:14	Collins & Aikman Products Co.	Farmville, NC and Manchester, MI	10,686	Dec-07	Industrial	733,563
CPA®:14	Greenlee Textron	Gilbert, AZ	37,700	Dec-07	Industrial	243,370

Total Investment Management Dispositions			147,584			1,368,772

Principal Activity
WPC LLC	Swiss-M-Tex, L.P.	Travelers Rest, SC	2,500	Apr-07	Industrial	181,700
WPC LLC	Folger Adam Security, Inc.	Lemont, IL	3,750	May-07	Industrial	113,133
WPC LLC	Pre-Finish Metals	Walbridge, OH	4,600	Oct-07	Industrial	313,704
WPC LLC	Polkinvest Properties (3)	Various locations in France	20,205	Oct-07	Office	184,180
WPC LLC	Amerisure / Royal & Sun	Charleston, SC	14,135	Nov-07	Office	127,754

Total Principal Dispositions			45,190			920,471

Total Dispositions			$192,774			2,289,243

(1)	Includes a build-to-suit transaction. Gross Square Footage and Costs are estimates.

(2)	Self-Storage properties denoted in net rentable square feet.

(3)	Gross sales price and square footage figures exclude third party interest.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Rent (GAAP Modified) (Unaudited)
December 31, 2007

		Percentage of
	Annualized Rent	Total Annualized Rent	Percentage of
Top Ten Tenants/Lease Guarantors	(Pro Rata)	(Pro Rata)	Total Adjusted Revenue (1)
Carrefour France, SAS — France	$9,796,637	10%	4%
Bouygues Telecom, S.A. — France	4,863,988	5%	2%
Dr. Pepper Bottling Co. of Texas	4,746,519	5%	2%
Detroit Diesel Corporation	4,634,253	5%	2%
Medica France SA — France	3,209,110	3%	1%
Federal Express Corporation	3,046,177	3%	1%
Orbital Sciences Corporation	3,022,947	3%	1%
US Airways Group	2,837,889	3%	1%
Titan Corporation	2,706,799	3%	1%
Schuler A.G. — Germany	2,401,122	2%	1%

	$41,265,441

(1)	Total Adjusted Revenue = Total revenue as reported, less reimbursed costs from affiliates, plus other interest income, plus revenue from discontinued operations.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Property Type (Unaudited)
December 31, 2007

Property Type	Square Footage (1)	Percent
Industrial	8,654,935	50%
Warehouse/Distribution	5,105,685	29%
Office	2,029,908	12%
Retail	1,125,347	6%
Other Properties (3)	363,271	2%
Hospitality	158,000	1%

Total (4)	17,437,146	100%

Property Type	Annualized Rent (2)	Percent
Industrial	$36,476,006	36%
Office	29,058,408	29%
Warehouse/Distribution	22,045,322	22%
Other Properties (3)	6,588,985	6%
Retail	6,239,453	6%
Hospitality	1,200,000	1%

Total (4)	$101,608,174	100%

(1)	Square footage for jointly owned properties shown on a pro rata basis.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects properties used for health care; education, child care and social services; leisure, amusement and recreation; unoccupied land.

(4)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2007.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Tenant Industry (Unaudited)
December 31, 2007

	Annualized	Percentage of
Industry Type (1)	Rent (2)	Annualized Rent
Retail Stores	$16,652,106	16%
Business and Commercial Services	10,970,723	11%
Telecommunications	10,858,279	11%
Healthcare, Education and Childcare	9,250,915	9%
Electronics	6,871,361	7%
Automobile	5,283,706	5%
Beverages, Food, and Tobacco	5,129,559	5%
Aerospace and Defense	4,892,173	5%
Forest Products and Paper	4,414,264	4%
Consumer Non-durable Goods	3,619,604	4%
Machinery	3,171,623	3%
Transportation — Cargo	3,083,377	3%
Transportation — Personal	2,995,089	3%
Consumer and Durable Goods	2,175,819	2%
Media: Printing and Publishing	1,940,625	2%
Mining, Metals, and Primary Metal Industries	1,859,659	2%
Chemicals, Plastics, Rubber, and Glass	1,749,997	2%
Hotels and Gaming	1,209,000	1%
Federal, State and Local Government	1,170,000	1%
Construction and Building	1,139,591	1%
Textiles, Leather, and Apparel	978,153	1%
Leisure, Amusement, Entertainment	876,485	1%
Other (3)	1,316,066	1%

Total (4)	$101,608,174	100%

(1)	Based on the Moody’s Classification System and information provided by the tenant.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Reflects properties with tenants in the grocery and banking industries.

(4)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2007.

W. P. CAREY & CO. LLC
Portfolio Diversification Analysis by Geography (Unaudited)
December 31, 2007

Region	Square Footage (1)	Percent
South	5,015,925	29%
Midwest	4,556,704	26%
East	3,499,563	20%
West	2,321,016	13%
Europe	2,043,938	12%

Total (3)	17,437,146	100%

Region	Annualized Rent (2)	Percent
South	$29,475,433	29%
West	21,120,242	21%
Midwest	17,881,270	17%
East	11,811,202	12%
Europe	21,320,027	21%

Total (3)	$101,608,174	100%

(1)	Square footage for jointly owned properties shown on a pro rata basis.

(2)	Rents reflect current annualized rents on a pro rata basis.

(3)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2007.

W. P. CAREY & CO. LLC
Portfolio Lease Maturity Analysis (Unaudited)
December 31, 2007

		Percentage of
Year of Lease	Annualized	Total Annualized
Expiration (1)	Rents	Rent
2008 (2)	3,749,428	4%
2009	11,184,073	11%
2010	17,979,034	18%
2011	17,852,674	18%
2012	8,036,123	8%
2013	7,098,723	7%
2014	9,282,105	9%
2015	3,441,756	3%
2016	1,665,363	2%
2017	2,403,225	2%
2018	3,853,779	4%
2019	4,448,150	4%
2020	4,634,253	5%
2021	—	0%
2022	1,581,496	2%
2023	—	0%
2024	—	0%
2025	1,049,170	1%
2026	947,700	0%
2027	2,401,122	2%

Total (3)	$101,608,174	100%

Weighted Average Years to Maturity: 6.04

(1)	Assumes tenant does not exercise renewal option.

(2)	Properties with month-to-month leases are included in 2008.

(3)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2007.

W. P. CAREY & CO. LLC
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	December 31,
	2007	2006
Assets
Real estate, net	$513,405	$540,504
Net investment in direct financing leases	89,463	108,581
Equity investments in real estate and CPA® REITs	242,677	166,147
Operating real estate, net	73,189	33,606
Assets held for sale	–	1,269
Cash and cash equivalents	12,137	22,108
Due from affiliates	88,329	88,884
Intangible assets and goodwill, net	99,873	107,349
Other assets, net	34,211	24,562

Total assets	$1,153,284	$1,093,010

Liabilities and Members’ Equity
Liabilities:
Non-recourse debt	$254,051	$276,653
Unsecured credit facility	62,700	2,000
Deferred revenue	–	40,490
Accounts payable, accrued expenses and other liabilities	71,819	53,174
Income taxes, net	65,152	63,462
Distributions payable	29,222	17,481
Settlement provision	29,979	–

Total liabilities	512,923	453,260

Minority interest in consolidated entities	6,090	7,765

Commitments and contingencies
Members’ equity:
Listed shares, no par value, 100,000,000 shares authorized; 39,216,493 and 38,262,157 shares issued and outstanding, respectively	748,584	745,969
Distributions in excess of accumulated earnings	(117,051)	(114,008)
Accumulated other comprehensive income	2,738	24

Total members’ equity	634,271	631,985

Total liabilities and members’ equity	$1,153,284	$1,093,010

W. P. CAREY & CO. LLC
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except share and per share amounts)

	Years ended December 31,
	2007	2006	2005
Revenues
Asset management revenue	$83,051	$57,633	$52,332
Structuring revenue	78,175	22,506	28,197
Incentive, termination and subordinated disposition revenue from merger	–	46,018	–
Reimbursed costs from affiliates	13,782	63,630	9,962
Lease revenues	75,403	69,197	62,476
Other real estate income	12,718	8,503	10,273

	263,129	267,487	163,240

Operating Expenses
General and administrative	(61,821)	(41,376)	(44,981)
Provision for settlement	(29,979)	–	–
Reimbursable costs	(13,782)	(63,630)	(9,962)
Depreciation and amortization	(25,543)	(25,137)	(20,051)
Property expenses	(6,245)	(5,984)	(6,155)
Impairment charges	(1,017)	(1,147)	(5,704)
Other real estate expenses	(7,690)	(5,881)	(6,327)

	(146,077)	(143,155)	(93,180)

Other Income and Expenses
Other interest income	6,842	3,305	3,507
Income from equity investments in real estate and CPA® REITs	18,357	7,608	5,182
Minority interest in income	(4,143)	(275)	(264)
Gain on sale of securities, foreign currency transactions and other, net	3,114	12,969	1,359
Interest expense	(20,880)	(17,016)	(15,768)

	3,290	6,591	(5,984)

Income from continuing operations before income taxes	120,342	130,923	64,076
Provision for income taxes	(51,739)	(45,356)	(19,208)

Income from continuing operations	68,603	85,567	44,868

Discontinued Operations
Income from operations of discontinued properties	2,874	1,178	9,328
Gains on sale of real estate, net	15,486	3,452	10,474
Impairment charges	(2,317)	(3,357)	(16,066)
Minority interest in income	(5,394)	(537)	–

Income from discontinued operations	10,649	736	3,736

Net Income	$79,252	$86,303	$48,604

Basic Earnings Per Share
Income from continuing operations	$1.80	$2.27	$1.19
Income from discontinued operations	0.28	0.02	0.10

Net income	$2.08	$2.29	$1.29

Diluted Earnings Per Share
Income from continuing operations	$1.78	$2.20	$1.15
Income from discontinued operations	0.27	0.02	0.10

Net income	$2.05	$2.22	$1.25

Weighted Average Shares Outstanding
Basic	38,113,857	37,668,920	37,688,835

Diluted	39,868,208	39,093,897	39,020,801

Distributions Declared Per Share(1)	$1.88	$1.82	$1.79

(1)	Excludes special distribution of $0.27 declared in December 2007.

W. P. CAREY & CO. LLC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years ended December 31,
	2007	2006	2005
Cash Flows — Operating Activities
Net income	$79,252	$86,303	$48,604
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization including intangible assets and deferred financing costs	27,321	27,207	21,942
Income from equity investments in real estate and CPA® REITs in excess of distributions received	(2,296)	(160)	479
Gains on sale of real estate and investments, net	(15,827)	(14,774)	(10,570)
Recognition of deferred gain on completion of development project	–	–	(2,000)
Minority interest in income	9,537	812	264
Straight-line rent adjustments	2,972	3,152	3,776
Asset management revenue received in shares of affiliates	(55,535)	(31,020)	(31,858)
Unrealized (gain) loss on foreign currency transactions, warrants and securities	(1,659)	(1,128)	779
Impairment charges	3,334	4,504	21,770
Realized (gain) loss on foreign currency transactions	(1,332)	(488)	19
Costs paid by issuance of shares	–	–	201
Increase (decrease) in income taxes, net	1,796	24,311	(1,725)
Settlement provision	29,979	–	–
Tax charge — share incentive plan	–	–	604
Stock-based compensation expense	5,551	3,453	3,936
Decrease in deferred acquisition revenue received	16,164	12,543	8,961
Increase in structuring revenue receivable	(55,897)	(3,459)	(5,304)
Net changes in other operating assets and liabilities	4,111	8,684	(7,171)

Net cash provided by operating activities	47,471	119,940	52,707

Cash Flows — Investing Activities
Distributions received from equity investments in real estate and CPA® REITs in excess of equity income	17,441	13,286	6,164
Capital contributions made to equity investments in real estate	(3,596)	–	–
Purchases of real estate and equity investments in real estate	(80,491)	(102,199)	(465)
Capital expenditures	(15,987)	(4,937)	(2,975)
Loans to affiliates	(8,676)	(108,000)	–
Proceeds from repayment of loans to affiliates	8,676	108,000	–
Proceeds from sales of property and investments	42,214	50,053	45,542
Release of funds from escrow in connection with the sale of property	19,410	10,134	–
Funds placed in escrow in connection with the sale of property	(19,515)	(10,374)	–
Payment of deferred acquisition revenue to affiliate	(524)	(524)	(524)

Net cash (used in) provided by investing activities	(41,048)	(44,561)	47,742

Cash Flows — Financing Activities
Distributions paid	(71,608)	(68,615)	(67,004)
Contributions from minority interests	1,703	2,345	1,539
Distributions to minority interests	(8,168)	(6,226)	(355)
Scheduled payments of mortgage principal	(16,072)	(11,742)	(9,229)
Proceeds from mortgages and credit facilities	189,383	174,501	121,764
Proceeds from loans from affiliates	7,569	–	–
Prepayments of mortgage principal and credit facilities	(115,090)	(166,660)	(151,893)
Release of funds from escrow in connection with the financing of properties	–	4,031	–
Payment of financing costs	(1,350)	(1,601)	(797)
Proceeds from issuance of shares	20,682	8,660	4,400
Excess tax benefits associated with stock-based compensation awards	1,939	626	–
Repurchase and retirement of shares	(25,525)	(1,937)	(2,206)

Net cash used in financing activities	(16,537)	(66,618)	(103,781)

Effect of exchange rate changes on cash	143	333	(369)

Net (decrease) increase in cash and cash equivalents	(9,971)	9,094	(3,701)
Cash and cash equivalents, beginning of year	22,108	13,014	16,715

Cash and cash equivalents, end of year	$12,137	$22,108	$13,014

W. P. CAREY & CO. LLC
Detailed Property Summary (Unaudited)
December 31, 2007

						Square		Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Carrefour France, SAS (1)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	101,255	$844,150	0.83%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Crepy en Valois, France	Warehouse/Distribution	Retail Stores	Europe	152,374	1,270,330	1.25%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	126,933	1,028,694	1.01%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	2,599	21,060	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Lens, France	Warehouse/Distribution	Retail Stores	Europe	4,349	35,244	0.03%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	134,945	902,963	0.89%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	2,554	17,091	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	596	3,991	0.00%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	174,272	1,305,143	1.28%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	60,296	451,565	0.44%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	7,524	56,349	0.06%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Colomiers, France	Warehouse/Distribution	Retail Stores	Europe	2,899	21,712	0.02%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	107,965	649,458	0.64%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Thuit Hebert, France	Warehouse/Distribution	Retail Stores	Europe	68,481	411,944	0.41%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Ploufragan, France	Warehouse/Distribution	Retail Stores	Europe	122,599	787,311	0.77%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Cholet, France	Warehouse/Distribution	Retail Stores	Europe	99,268	676,113	0.67%	INSEE (2)	Dec-2011	Dec-2011
Carrefour France, SAS (1)	46%	Nîmes, France	Warehouse/Distribution	Retail Stores	Europe	177,797	1,313,519	1.29%	INSEE (2)	Nov-2012	Nov-2012

Carrefour France, SAS Total						1,346,706	9,796,637	9.64%

Bouygues Telecom, S.A.(1)	75%	Illkirch-Graffenstaden, France	Office	Telecommunications	Europe	80,729	2,965,066	2.92%	INSEE (2)	Jul-2013	Jul-2013
Bouygues Telecom, S.A.(1)	95%	Tours, France	Office	Telecommunications	Europe	102,237	1,898,922	1.87%	INSEE (2)	Sep-2009	Sep-2009

Bouygues Telecom, S.A. Total						182,966	4,863,988	4.79%

Dr Pepper Bottling Co. of Texas	100%	Irving, TX	Industrial	Beverages, Food, and Tobacco	South	459,497	2,879,237	2.83%	CPI	Jun-2014	Jun-2014
Dr Pepper Bottling Co. of Texas	100%	Houston, TX	Industrial	Beverages, Food, and Tobacco	South	262,450	1,867,282	1.84%	CPI	Jun-2014	Jun-2014

Dr Pepper Bottling Co. of Texas Total						721,947	4,746,519	4.67%

Detroit Diesel Corporation	100%	Detroit, MI	Industrial	Automobile	Midwest	2,730,750	4,634,253	4.56%	PPI	Jun-2020	Jun-2030

Medica France SA (1)	46%	Chatou, France	Other	Healthcare, Education and Childcare	Europe	24,668	433,298	0.43%	INSEE (2)	Jun-2010	Jun-2010
Medica France SA (1)	46%	Poissy, France	Other	Healthcare, Education and Childcare	Europe	24,593	473,919	0.47%	INSEE (2)	Jun-2010	Jun-2010
Medica France SA (1)	46%	Rosny sous Bois, France	Other	Healthcare, Education and Childcare	Europe	21,847	401,477	0.40%	INSEE (2)	Jun-2010	Jun-2010
Medica France SA (1)	46%	Paris, France	Other	Healthcare, Education and Childcare	Europe	24,771	609,325	0.60%	INSEE (2)	Jun-2010	Jun-2010
Medica France SA (1)	46%	Rueil Malmaison, France	Other	Healthcare, Education and Childcare	Europe	23,815	573,442	0.56%	INSEE (2)	Jun-2010	Jun-2010
Medica France SA (1)	46%	Sarcelles, France	Other	Healthcare, Education and Childcare	Europe	34,622	717,649	0.71%	INSEE (2)	Jun-2010	Jun-2010

Medica France SA Total						154,316	3,209,110	3.16%

Federal Express Corporation	40%	Collierville, TN	Office	Transportation — Cargo	South	39,038	694,185	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation — Cargo	South	39,038	694,185	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation — Cargo	South	39,038	694,185	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	40%	Collierville, TN	Office	Transportation — Cargo	South	39,038	694,185	0.68%	CPI	Aug-2019	Nov-2029
Federal Express Corporation	100%	College Station, TX	Warehouse/Distribution	Transportation — Cargo	South	12,080	68,400	0.07%	Fixed	Apr-2012	Apr-2017
Federal Express Corporation	100%	Corpus Christi, TX	Warehouse/Distribution	Transportation — Cargo	South	30,212	201,037	0.20%	Fixed	May-2012	May-2017

Federal Express Corporation Total						198,444	3,046,177	3.00%

Orbital Sciences Corporation	100%	Chandler, AZ	Industrial	Aerospace and Defense	West	335,307	3,022,947	2.98%	CPI	Sep-2009	Sep-2029

US Airways Group, Inc.	75%	Tempe, AZ	Office	Transportation — Personal	West	167,913	2,837,889	2.79%	CPI	Apr-2014	Nov-2029

The Titan Corporation	100%	San Diego, CA	Office	Electronics	West	166,403	2,706,799	2.66%	CPI	Jul-2012	Jul-2017

Schuler A.G. (1)	33%	Göppingen, Germany	Industrial	Machinery	Europe	246,380	2,401,122	2.36%	CPI	Oct-2027	Oct-2047

CheckFree Holdings, Inc.	50%	Norcross, GA	Office/Land	Business and Commercial Services	South	110,339	2,357,753	2.27%	CPI	Dec-2015	Dec-2030

AutoZone, Inc.	100%	Decatur, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Bessemer, AL	Retail	Retail Stores	South	5,400	32,158	0.03%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Phenix City, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Mobile, AL	Retail	Retail Stores	South	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Chickasaw, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Montgomery, AL	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Panama City, FL	Retail	Retail Stores	South	5,401	35,345	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,000	34,867	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	47,772	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Jacksonville, FL	Retail	Retail Stores	South	5,400	54,379	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Columbus, GA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Albany, GA	Retail	Retail Stores	South	5,400	43,262	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Brunswick, GA	Retail	Retail Stores	South	5,400	39,854	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Augusta, GA	Retail	Retail Stores	South	5,400	34,138	0.03%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Macon, GA	Retail	Retail Stores	South	5,400	49,503	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Collinsville, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Alton, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Wood River, IL	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026

						Square		Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

AutoZone, Inc.	100%	Belleville, IL	Retail	Retail Stores	Midwest	5,400	44,620	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	West Monroe, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,400	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Lake Charles, LA	Retail	Retail Stores	South	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	6,600	21,567	0.02%	Fixed	Mar-2009	Mar-2024
AutoZone, Inc.	100%	Baton Rouge, LA	Retail	Retail Stores	South	5,401	23,124	0.02%	Fixed	Apr-2009	Apr-2019
AutoZone, Inc.	100%	Hammond, LA	Retail	Retail Stores	South	6,480	40,121	0.04%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Maplewood, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Overland, MO	Retail	Retail Stores	Midwest	6,480	43,414	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Louis, MO	Retail	Retail Stores	Midwest	5,400	36,178	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	Breckenridge, MO	Retail	Retail Stores	Midwest	5,400	44,151	0.04%	None	Feb-2011	Feb-2026
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	5,400	48,957	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	St. Peters, MO	Retail	Retail Stores	Midwest	6,660	48,718	0.05%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Gastonia, NC	Retail	Retail Stores	East	5,400	52,149	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Charlotte, NC	Retail	Retail Stores	East	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Statesville, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Lenoir, NC	Retail	Retail Stores	East	5,400	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Shelby, NC	Retail	Retail Stores	East	6,660	30,807	0.03%	Fixed	Aug-2012	Dec-2037
AutoZone, Inc.	100%	Kannapolis, NC	Retail	Retail Stores	East	6,408	24,069	0.02%	Fixed	Oct-2010	Oct-2025
AutoZone, Inc.	100%	Morgantown, NC	Retail	Retail Stores	East	5,400	19,451	0.02%	Fixed	Oct-2010	Aug-2019
AutoZone, Inc.	100%	Albuquerque, NM	Retail	Retail Stores	West	5,400	54,642	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Farmington, NM	Retail	Retail Stores	West	5,400	41,479	0.04%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	Lexington, SC	Retail	Retail Stores	East	5,400	50,079	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	East Ridge, TN	Retail	Retail Stores	South	6,480	20,602	0.02%	Fixed	Oct-2013	Oct-2023
AutoZone, Inc.	100%	Knoxville, TN	Retail	Retail Stores	South	6,660	23,008	0.02%	Fixed	May-2009	May-2024
AutoZone, Inc.	100%	Austin, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Waco, TX	Retail	Retail Stores	South	4,800	37,585	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,600	51,679	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Corpus Christi, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Victoria, TX	Retail	Retail Stores	South	6,480	50,739	0.05%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	42,283	0.04%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Nederland, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	West Orange, TX	Retail	Retail Stores	South	4,000	31,321	0.03%	None	Jan-2011	Feb-2026
AutoZone, Inc.	100%	Houston, TX	Retail	Retail Stores	South	5,400	53,488	0.05%	None	Aug-2013	Dec-2038
AutoZone, Inc.	100%	San Antonio, TX	Retail	Retail Stores	South	5,400	55,795	0.05%	None	Aug-2013	Dec-2038

AutoZone, Inc. Total						302,230	2,216,594	2.18%

Bell South Entertainment, Inc.	100%	Ft. Lauderdale, FL	Warehouse/Distribution	Telecommunications	South	80,450	611,472	0.60%	Fixed	Jun-2009	Jun-2019
BellSouth Telecommunications, Inc.	100%	Lafayette, LA	Office	Telecommunications	South	66,846	1,351,150	1.33%	Fixed	Dec-2009	Dec-2039

BellSouth Corporation Total						147,296	1,962,622	1.93%

Quebecor Printing USA	100%	Doraville, GA	Industrial	Media: Printing and Publishing	South	432,559	1,940,625	1.91%	CPI	Dec-2009	Dec-2034

Lucent Technologies, Inc.	100%	Charlotte, NC	Industrial	Electronics	East	568,670	1,918,333	1.89%	Fixed	Mar-2010	Mar-2016

Career Education Corporation	100%	Mendota Heights, MN	Other	Healthcare, Education and Childcare	Midwest	136,400	1,892,831	1.86%	Fixed	May-2011	May-2019

Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	30,797	683,141	0.67%	CPI	Oct-2013	Oct-2023
Information Resources, Inc.	33%	Chicago, IL	Office	Business and Commercial Services	Midwest	53,195	1,179,801	1.16%	CPI	Oct-2013	Oct-2015

Information Resources, Inc. Total						83,992	1,862,942	1.83%

Pharmaco International, Inc.	100%	Austin, TX	Industrial	Business and Commercial Services	South	65,160	639,282	0.63%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Warehouse/Distribution	Business and Commercial Services	South	17,588	181,889	0.18%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,525	92,765	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	8,500	92,480	0.09%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	40,560	413,825	0.41%	CPI	Nov-2010	Nov-2030
Pharmaco International, Inc.	100%	Austin, TX	Office	Business and Commercial Services	South	24,603	260,867	0.26%	CPI	Nov-2010	Nov-2030

Pharmaco International, Inc. Total						173,436	1,773,588	1.75%

Sybron Dental Specialties, Inc.	100%	Romulus, MI	Industrial	Healthcare, Education and Childcare	Midwest	220,000	1,281,052	1.26%	CPI	Dec-2018	Dec-2043
Sybron Dental Specialties, Inc.	100%	Glendora, CA	Office	Healthcare, Education and Childcare	West	25,000	489,246	0.48%	CPI	Dec-2018	Dec-2043

Sybron Dental Specialties, Inc. Total						245,000	1,770,298	1.74%

Unisource Worldwide, Inc.	100%	Anchorage, AK	Warehouse/Distribution	Forest Products and Paper	West	44,712	344,803	0.34%	Fixed	Dec-2009	Dec-2029
Unisource Worldwide, Inc.	100%	Commerce, CA	Warehouse/Distribution	Forest Products and Paper	West	411,561	1,422,080	1.40%	Fixed	Apr-2010	Apr-2030

Unisource Worldwide, Inc. Total						456,273	1,766,883	1.74%

Brodart Company	100%	Williamsport, PA	Industrial	Consumer Non-durable Goods	East	521,240	1,720,686	1.69%	CPI	Jun-2008	Jun-2028

Fiskars Brands, Inc.	100%	Apopka, FL	Industrial	Chemicals, Plastics, Rubber, and Glass	South	374,829	1,717,741	1.69%	CPI	Mar-2010	Mar-2035

SICOR, Inc.	50%	San Diego, CA	Office	Healthcare, Education and Childcare	West	35,951	835,705	0.82%	CPI	Jul-2019	Jul-2029
SICOR, Inc.	50%	San Diego, CA	Industrial	Healthcare, Education and Childcare	West	36,205	835,705	0.82%	CPI	Jul-2019	Jul-2029

SICOR, Inc. Total						72,156	1,671,410	1.64%

Cleo, Inc.	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	1,006,170	1,570,000	1.55%	CPI	Dec-2010	Dec-2015

BE Aerospace, Inc.	100%	Lenexa, KS	Industrial	Aerospace and Defense	Midwest	130,094	636,472	0.63%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Warehouse/Distribution	Aerospace and Defense	East	90,800	255,968	0.25%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	74,026	208,675	0.21%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	50,200	141,515	0.14%	Fixed	Sep-2017	Sep-2037

						Square		Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

BE Aerospace, Inc.	100%	Winston-Salem, NC	Office	Aerospace and Defense	East	43,788	123,435	0.12%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Winston-Salem, NC	Industrial	Aerospace and Defense	East	15,402	43,420	0.04%	Fixed	Sep-2017	Sep-2037
BE Aerospace, Inc.	100%	Dallas, TX	Industrial	Aerospace and Defense	South	22,680	121,233	0.12%	Fixed	Sep-2017	Sep-2037

BE Aerospace, Inc. Total						426,990	1,530,718	1.51%

Sears Logistics Services, Inc.	100%	Jacksonville, FL	Warehouse/Distribution	Consumer Non-durable Goods	South	240,000	1,454,918	1.43%	None	Jun-2008	Jun-2008

Lowe’s Home Improvement Warehouse	100%	Bellevue, WA	Retail	Retail Stores	West	143,352	1,440,412	1.42%	CPI	Aug-2018	Aug-2018

Sprint Spectrum, L.P.	100%	Rio Rancho, NM	Office	Telecommunications	West	94,730	1,424,561	1.40%	Fixed	May-2011	May-2021

AT&T Corporation	100%	Bridgeton, MO	Industrial	Telecommunications	Midwest	85,510	1,307,706	1.29%	Fixed	Sep-2011	Jun-2021

Radisson Hotels International, Inc.	100%	Livonia, MI	Hospitality	Hotels and Gaming	Midwest	158,000	1,200,000	1.18%	Fixed	Jan-2012	Jan-2012

Hologic, Inc.	36%	Danbury, CT	Industrial	Electronics	East	22,335	221,263	0.22%	CPI	Aug-2022	Aug-2042
Hologic, Inc.	36%	Bedford, MA	Industrial	Electronics	East	74,520	972,818	0.96%	CPI	Aug-2022	Aug-2042

Hologic, Inc. Total						96,855	1,194,081	1.18%

Omnicom Group, Inc.	100%	Venice, CA	Office	Business and Commercial Services	West	77,719	1,193,661	1.17%	Other	Sep-2010	Sep-2030

United States Postal Service	100%	Bloomingdale, IL	Office	Federal, State and Local Government	Midwest	60,000	1,170,000	1.15%	Fixed	Apr-2011	Apr-2011

Anthony’s Manufacturing Company, Inc.	100%	San Fernando, CA	Industrial	Consumer and Durable Goods	West	182,845	1,091,816	1.07%	Other	May-2012	May-2012

Werner Co.	100%	Erlanger, KY	Warehouse/Distribution	Consumer and Durable Goods	East	572,204	1,084,003	1.07%	Fixed	Jul-2015	Jul-2021

United Space Alliance, LLC	100%	Webster, TX	Industrial	Business and Commercial Services	South	46,050	497,340	0.49%	None	Sep-2010	Sep-2011
United Space Alliance, LLC	100%	Webster, TX	Warehouse/Distribution	Business and Commercial Services	South	91,800	572,832	0.56%	None	Sep-2010	Sep-2012

United Space Alliance LLC Total						137,850	1,070,172	1.05%

Lockheed Martin Corporation	100%	Webster, TX	Industrial	Business and Commercial Services	South	30,176	241,416	0.24%	Fixed	Jun-2010	Jun-2013
Lockheed Martin Corporation	100%	King of Prussia, PA	Office	Business and Commercial Services	East	88,578	819,347	0.81%	Fixed	Jul-2013	Jul-2023

Lockheed Martin Corporation Total						118,754	1,060,763	1.04%

OBI Group (1)	100%	Wroclaw, Poland	Retail	Retail Stores	Europe	113,570	1,049,170	1.03%	CPI	Dec-2025	Dec-2040

United Stationers Supply Company	100%	New Orleans, LA	Warehouse/Distribution	Forest Products and Paper	South	59,000	366,539	0.36%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	Memphis, TN	Warehouse/Distribution	Forest Products and Paper	South	75,000	317,385	0.31%	CPI	Mar-2010	Mar-2030
United Stationers Supply Company	100%	San Antonio, TX	Warehouse/Distribution	Forest Products and Paper	South	63,098	350,913	0.35%	CPI	Mar-2010	Mar-2030

United Stationers Supply Company Total						197,098	1,034,837	1.02%

Cree Microwave, LLC	100%	Sunnyvale, CA	Industrial	Electronics	West	50,311	1,026,297	1.01%	CPI	Nov-2011	Nov-2026

Swat-Fame, Inc.	100%	City of Industry, CA	Industrial	Textiles, Leather, and Apparel	West	233,205	978,153	0.96%	CPI	Dec-2010	Dec-2020

Consolidated Systems, Inc.	60%	Columbia, SC	Office	Mining, Metals, and Primary Metal Industries	East	24,459	68,424	0.07%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Industrial	Mining, Metals, and Primary Metal Industries	East	294,249	823,165	0.81%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	13,792	38,582	0.04%	Fixed	Oct-2026	Oct-2046
Consolidated Systems, Inc.	60%	Columbia, SC	Warehouse/Distribution	Mining, Metals, and Primary Metal Industries	East	6,266	17,529	0.02%	Fixed	Oct-2026	Oct-2046

Consolidated Systems, Inc. Total						338,766	947,700	0.93%

Hibbett Sporting Goods, Inc.	100%	Birmingham, AL	Warehouse/Distribution	Retail Stores	South	219,312	876,900	0.86%	CPI	Dec-2014	Dec-2029

24 Hour Fitness USA, Inc.	100%	Austin, TX	Other	Leisure, Amusement, Entertainment	South	43,935	872,507	0.86%	CPI	Jun-2017	Jun-2033

NVR, Inc.	100%	Thurmont, MD	Industrial	Construction and Building	East	150,468	687,992	0.68%	CPI	Mar-2014	Mar-2030
NVR, Inc.	100%	Farmington, NY	Industrial	Construction and Building	East	29,273	132,805	0.13%	CPI	Mar-2014	Mar-2030

NVR, Inc. Total						179,741	820,797	0.81%

Vertafore, Inc.	100%	College Station, TX	Office	Telecommunications	South	52,552	783,915	0.77%	Fixed	Dec-2009	Dec-2015

Deloro Satellite Company, Inc.	100%	Goshen, IN	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	52,000	643,069	0.63%	Fixed	Feb-2018	Feb-2023

Western Union Financial Services, Inc.	100%	Bridgeton, MO	Office	Banking	Midwest	78,080	637,133	0.63%	Fixed	Nov-2016	Nov-2026

Alcoa, Inc.	100%	Salisbury, NC	Warehouse/Distribution	Machinery	East	244,000	589,558	0.58%	Fixed	Jun-2010	Jun-2020

Wal-Mart Stores, Inc.	100%	Greenfield, IN	Warehouse/Distribution	Retail Stores	Midwest	82,620	567,745	0.56%	None	Jan-2010	Jan-2020

Childtime Childcare, Inc.	34%	Chandler, AZ	Other Properties	Healthcare, Education and Childcare	West	2,026	35,254	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tucson, AZ	Other Properties	Healthcare, Education and Childcare	West	2,165	36,751	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Alhambra, CA	Other Properties	Healthcare, Education and Childcare	West	2,262	53,011	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Chino, CA	Other Properties	Healthcare, Education and Childcare	West	2,166	46,300	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Garden Grove, CA	Other Properties	Healthcare, Education and Childcare	West	2,848	45,526	0.04%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Tustin, CA	Other Properties	Healthcare, Education and Childcare	West	2,264	52,598	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other Properties	Healthcare, Education and Childcare	Midwest	2,472	26,376	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Westland, MI	Other Properties	Healthcare, Education and Childcare	Midwest	2,787	34,583	0.03%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Canton, MI	Other Properties	Healthcare, Education and Childcare	Midwest	2,311	47,797	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Carrollton, TX	Other Properties	Healthcare, Education and Childcare	South	2,438	45,991	0.05%	CPI	Jan-2016	Jan-2041
Childtime Childcare, Inc.	34%	Duncanville, TX	Other Properties	Healthcare, Education and Childcare	South	2,438	45,991	0.05%	CPI	Jan-2016	Jan-2041

						Square		Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

Childtime Childcare, Inc.	34%	Lewisville, TX	Other Properties	Healthcare, Education and Childcare	South	2,440	45,991	0.05%	CPI	Jan-2016	Jan-2041

Childtime Childcare, Inc. Total						28,617	516,169	0.51%

Jada Toys, Inc.	100%	City of Industry, CA	Industrial	Consumer Non-durable Goods	West	92,595	444,000	0.44%	Fixed	Apr-2012	Apr-2017

Alstom Power	100%	Erlanger, KY	Warehouse/Distribution	Business and Commercial Services	East	197,400	443,370	0.44%	Fixed	May-2013	May-2013

Affiliated Foods Southwest, Inc.	100%	Hope, AR	Retail	Grocery	South	35,784	75,144	0.07%	CPI	Mar-2012	Mar-2037
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	21,932	34,745	0.03%	CPI	Mar-2012	Mar-2022
Affiliated Foods Southwest, Inc.	100%	Little Rock, AR	Retail	Grocery	South	64,358	295,611	0.29%	Fixed	Jan-2009	Jan-2024

Affiliated Foods Southwest, Inc. Total						122,074	405,500	0.40%

Kmart Corporation	100%	Citrus Heights, CA	Retail	Retail Stores	West	89,760	180,000	0.18%	None	May-2011	May-2026
Kmart Corporation	100%	Drayton Plains, MI	Retail	Retail Stores	Midwest	103,018	210,000	0.21%	None	Mar-2011	Mar-2026

Kmart Corporation Total						192,778	390,000	0.38%

Faurecia Exhaust Systems, Inc.	100%	Toledo, OH	Office	Automobile	Midwest	61,000	387,415	0.38%	CPI	Nov-2022	Nov-2022

The Retail Distribution Group, Inc.	40%	Grand Rapids, MI	Warehouse/Distribution	Beverages, Food, and Tobacco	Midwest	71,784	383,040	0.38%	Fixed	Aug-2009	Aug-2013

Petrocon Engineering, Inc.	100%	Beaumont, TX	Office	Business and Commercial Services	South	42,880	370,569	0.36%	Fixed	Dec-2011	Dec-2014

Pioneer Credit Recovery, Inc.	100%	Moorestown, NJ	Office	Business and Commercial Services	East	30,000	345,000	0.34%	Fixed	Apr-2012	Apr-2018

S&ME, Inc.	100%	Raleigh, NC	Office	Business and Commercial Services	East	27,770	299,940	0.30%	Fixed	Jul-2016	Jul-2026

The Roof Center, Inc.	100%	Manassas, VA	Industrial	Construction and Building	East	60,446	289,391	0.28%	Fixed	Jul-2009	Jul-2009

Qwest Communications, Inc.	100%	Scottsdale, AZ	Industrial	Telecommunications	West	4,460	274,304	0.27%	Fixed	Feb-2012	Feb-2017

Winn-Dixie Stores, Inc.	100%	Montgomery, AL	Retail	Grocery	South	32,690	138,933	0.14%	None	Mar-2008	Mar-2038
Winn-Dixie Stores, Inc.	100%	Brewton, AL	Retail	Grocery	South	30,625	134,500	0.13%	None	Oct-2010	Oct-2030

Winn-Dixie Stores, Inc. Total						63,315	273,433	0.27%

Penberthy, Inc.	100%	Prophetstown, IL	Industrial	Mining, Metals, and Primary Metal Industries	Midwest	161,878	268,890	0.26%	CPI	Apr-2011	Apr-2026

Honeywell International, Inc.	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	32,320	228,828	0.23%	None	Sep-2010	Sep-2010
Honeywell International, Inc.	100%	Houston, TX	Land	Aerospace and Defense	South	1	36,000	0.04%	None	Sep-2010	Sep-2010

Honeywell International, Inc. Total						32,321	264,828	0.26%

Tubular Metal Systems	100%	Pinconning, MI	Industrial	Automobile	Midwest	220,588	254,538	0.25%	CPI	Jul-2013	Dec-2022

Ace Hardware	100%	Houston, TX	Retail	Retail Stores	South	23,569	212,121	0.21%	Fixed	Mar-2016	Mar-2026

Bell Atlantic Corporation	100%	Milton, VT	Industrial	Telecommunications	East	30,624	208,467	0.21%	Fixed	Feb-2013	Feb-2013

Xerox Corporation	100%	Hot Springs, AR	Retail	Machinery	South	36,850	176,143	0.17%	Fixed	May-2011	May-2021

Continental Airlines, Inc.	100%	Houston, TX	Warehouse/Distribution	Transportation — Personal	South	25,125	157,200	0.15%	Fixed	Jul-2008	Jul-2008

Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	3,330	30,768	0.03%	Fixed	Oct-2010	Oct-2020
Golder Associates Inc.	100%	Houston, TX	Office	Business and Commercial Services	South	8,066	74,760	0.07%	None	Oct-2010	Oct-2020

Golder Associates Inc. Total						11,396	105,528	0.10%

Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	7,248	58,200	0.06%	Fixed	Dec-2008	Dec-2011
Custom Training Group, Inc.	100%	Houston, TX	Office	Healthcare, Education and Childcare	South	4,456	41,172	0.04%	None	Dec-2008	Dec-2008

Custom Training Group, Inc. Total						11,704	99,372	0.10%

The Boeing Company	100%	Houston, TX	Warehouse/Distribution	Aerospace and Defense	South	10,960	73,680	0.07%	Fixed	Jan-2009	Jan-2013

Bike Barn Holding Company, Inc.	100%	Houston, TX	Retail	Retail Stores	South	6,216	71,280	0.07%	Fixed	Aug-2010	Aug-2015

Kenyon International Emergency Services	100%	Houston, TX	Warehouse/Distribution	Healthcare, Education and Childcare	South	17,725	70,014	0.07%	None	Oct-2009	Oct-2019

Raytheon Company	100%	Webster, TX	Industrial	Business and Commercial Services	South	9,138	65,796	0.06%	Fixed	Jul-2010	Jul-2025

Olmsted Kirk Paper Company	100%	Beaumont, TX	Office	Forest Products and Paper	South	5,760	42,544	0.04%	Fixed	Dec-2012	Dec-2012

Jerry Prater Trucking Incorporated	100%	Salisbury, NC	Industrial	Transportation — Cargo	East	13,284	37,200	0.04%	Fixed	Sep-2008	Sep-2012

Mile High Sunrooms, LLC	100%	Broomfield, CO	Office	Chemicals, Plastics, Rubber, and Glass	West	4,162	32,256	0.03%	Fixed	Apr-2009	Apr-2009

Cardinal Communications, Inc. (3)	100%	Broomfield, CO	Office	Construction and Building	West	9,401	28,203	0.03%	None	MTM	Oct-2008

G.T. of the Front Range	100%	Broomfield, CO	Office	Retail Stores	West	5,488	20,992	0.02%	Fixed	Jun-2011	Jun-2011

Marathon System Service	100%	Broomfield, CO	Office	Electronics	West	2,283	14,680	0.01%	None	Nov-2007	Nov-2007

Sundew Technologies (3)	100%	Broomfield, CO	Office	Business and Commercial Services	West	3,745	12,805	0.01%	None	MTM	MTM

Appointment Quest	100%	Broomfield, CO	Office	Telecommunications	West	1,670	12,508	0.01%	Fixed	May-2009	May-2009

						Square		Percentage of
Tenant/Lease Guarantor	Percent Ownership	Property Location	Property Type	Tenant Industry	Region	Footage	Annualized Rent	Total Rent	Increase Factor	Lease Expiration	Maximum Term

RedCloud Telecom Products, Inc. (3)	100%	Broomfield, CO	Office	Telecommunications	West	2,093	12,000	0.01%	Fixed	MTM	MTM

Aardvark IT Solutions	100%	Broomfield, CO	Office	Electronics	West	3,069	11,171	0.01%	None	Apr-2008	N/A

Rhino Linings	100%	Broomfield, CO	Office	Retail Stores	West	2,532	10,255	0.01%	Fixed	Jun-2008	Jun-2008

Classic Cuisines Catering	100%	Bloomingdale, IL	Office	Hotels and Gaming	Midwest	1,000	9,000	0.01%	None	Oct-2008	Oct-2008

Fine Art Mannequins, LLC (3)	100%	Broomfield, CO	Office	Business and Commercial Services	West	2,209	8,836	0.01%	Other	MTM	Apr-2009

Pacific Mobile Diagnostics, Inc. (3)	100%	Broomfield, CO	Office	Healthcare, Education and Childcare	West	2,093	8,483	0.01%	Fixed	MTM	MTM

AT&T Wireless Services (3)	100%	Broomfield, CO	Office	Telecommunications	West	730	8,208	0.01%	Fixed	MTM	MTM

EarthRoamer.com (3)	100%	Broomfield, CO	Office	Automobile	West	7,500	7,500	0.01%	None	MTM	MTM

Kempo First Foundation	100%	Broomfield, CO	Office	Healthcare, Education and Childcare	West	1,250	7,188	0.01%	Fixed	Sep-2010	Sep-2011

Danseetoile Ballet	100%	Broomfield, CO	Office	Healthcare, Education and Childcare	West	1,510	6,040	0.01%	Fixed	Sep-2009	Sep-2009

Photo Center (3)	100%	Hot Springs, AR	Retail	Machinery	South	340	4,800	0.00%	None	MTM	MTM

Byron Jacquot (3)	100%	Broomfield, CO	Office	Leisure, Amusement, Entertainment	West	1,105	3,978	0.00%	None	MTM	MTM

Tempered Air Services, Inc. (3)	100%	Broomfield, CO	Office	Construction and Building	West	1,200	1,200	0.00%	None	MTM	MTM

Vacant	100%	Bloomingdale, IL	Office	N/A	Midwest	55,000	-	-	N/A	N/A	N/A
Vacant	100%	Broomfield, CO	Office	N/A	West	52,415	-	-	N/A	N/A	N/A
Vacant	100%	Chattanooga, TN	Industrial	N/A	South	242,317	-	-	N/A	N/A	N/A
Vacant	100%	Houston, TX	Office	N/A	South	26,540	-	-	N/A	N/A	N/A
Vacant	100%	Moorestown, NJ	Office	N/A	East	35567	-	-	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Warehouse/Distribution	N/A	East	43,000	-	-	N/A	N/A	N/A
Vacant	100%	Salisbury, NC	Office	N/A	East	10,681	-	-	N/A	N/A	N/A
Vacant	100%	San Leandro, CA	Land	N/A	West	1	-	-	N/A	N/A	N/A
Vacant	100%	Webster, TX	Industrial	N/A	South	23,214	-	-	N/A	N/A	N/A
Vacant	100%	West Mifflin, PA	Retail	N/A	East	121,053	-	-	N/A	N/A	N/A

Vacant Total						609,788

Grand Total (4)						17,437,146	$101,608,174	100%

(1)	Rents reflect a conversion rate of 1.4729 USD/EUR as of December 31, 2007.

(2)	INSEE construction index, an index published quarterly by the French Government.

(3)	Tenant is occupying property on a month-to-month (MTM) basis.

(4)	Excludes our investment in 13 domestic self-storage properties totaling approximately 0.9 million square feet as of December 31, 2007.